             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]        Preliminary Proxy Statement
[ ]        Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to Section 240.149-11(c) or
           Section 240.14a-12

           Dean Witter Government Income Trust
           High Income Advantage Trust
           High Income Advantage Trust II
           InterCapital Income Securities Inc.
           Municipal Income Opportunities Trust
-------------------------------------------------------------------------------
     (Name of Registrant as Specified in its Charter)


           LouAnne McInnis
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                     DEAN WITTER GOVERNMENT INCOME TRUST
                         HIGH INCOME ADVANTAGE TRUST
                        HIGH INCOME ADVANTAGE TRUST II
                     INTERCAPITAL INCOME SECURITIES INC.
                     MUNICIPAL INCOME OPPORTUNITIES TRUST


                  NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD DECEMBER 18, 1997


   Annual Meetings of Shareholders ("Meeting(s)") of DEAN WITTER GOVERNMENT INCOME TRUST, HIGH INCOME ADVANTAGE TRUST, HIGH INCOME ADVANTAGE TRUST II, INTERCAPITAL INCOME SECURITIES INC. and MUNICIPAL INCOME OPPORTUNITIES TRUST (individually, a "Fund" and, collectively, the "Funds"), four unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts and one corporation organized under the laws of Maryland, will be held jointly in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, on December 18, 1997 at 3:00 p.m., New York City time, for the following purposes:


     1. For DEAN WITTER GOVERNMENT INCOME TRUST, HIGH INCOME ADVANTAGE TRUST II and MUNICIPAL INCOME OPPORTUNITIES TRUST, to elect three (3) Trustees to serve until the year 2000 Annual Meeting of each Fund; for HIGH INCOME ADVANTAGE TRUST, to elect four (4) Trustees to serve until the year 2000 Annual Meeting; and for INTERCAPITAL INCOME SECURITIES INC., to elect nine
    (9) Directors to serve until the 1998 Annual Meeting, or in each case, until their successors shall have been elected and qualified.

     2. To ratify or reject the selection of Price Waterhouse LLP as each Fund's independent accountants for fiscal years ending September 30, 1998 for DEAN WITTER GOVERNMENT INCOME TRUST, High Income Advantage Trust and INTERCAPITAL INCOME SECURITIES INC.; for fiscal year ending July 31, 1998 for HIGH INCOME ADVANTAGE TRUST II; and for fiscal year ending May 31, 1998 for MUNICIPAL INCOME OPPORTUNITIES TRUST; and

     3. For HIGH INCOME ADVANTAGE TRUST, HIGH INCOME ADVANTAGE TRUST II and INTERCAPITAL INCOME SECURITIES INC., to eliminate each Fund's fundamental policy regarding investments in restricted securities;

     4. To transact such other business as may properly come before the Meetings or any adjournments thereof.

   Shareholders of record of each Fund as of the close of business on October 24, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.


                                                       BARRY FINK
                                                        Secretary
October 31, 1997
New York, New York


                                  IMPORTANT
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                     DEAN WITTER GOVERNMENT INCOME TRUST
                         HIGH INCOME ADVANTAGE TRUST
                        HIGH INCOME ADVANTAGE TRUST II
                     INTERCAPITAL INCOME SECURITIES INC.
                     MUNICIPAL INCOME OPPORTUNITIES TRUST
               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                            JOINT PROXY STATEMENT
                       ANNUAL MEETINGS OF SHAREHOLDERS
                              DECEMBER 18, 1997

   This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees/ Directors (the "Board(s)") of DEAN WITTER GOVERNMENT INCOME TRUST ("DWGIT"), HIGH INCOME ADVANTAGE TRUST ("HIAT"), HIGH INCOME ADVANTAGE TRUST II ("HIAT II"), INTERCAPITAL INCOME SECURITIES INC. ("ICIS") and MUNICIPAL INCOME OPPORTUNITIES TRUST ("MIOT") (individually, a "Fund" and, collectively, the "Funds") for use at the Annual Meetings of Shareholders of the Funds to be held jointly on December 18, 1997 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about October 31, 1997.


   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares/stock ("shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee/Director and in favor of Proposals 2 and 3 set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (if returned and received in time to be voted), or attendance and voting at the Annual Meetings of Shareholders. Attendance at the Meetings will not in and of itself revoke a proxy.


   Shareholders of record ("Shareholders") of each Fund as of the close of business on October 24, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings, are entitled to one vote for each share held and a fractional vote for a fractional share. On October 24, 1997, there were 45,876,100 shares of beneficial interest of DWGIT, 30,017,252 shares of beneficial interest of HIAT, 35,611,307 shares of beneficial interest of HIAT II, 11,929,518 shares of common stock of ICIS and 21,089,872 shares of beneficial interest of MIOT outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date. The percentage ownership of shares of each Fund changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for these Annual Meetings of Shareholders, consisting principally of printing and mailing expenses will be borne by each respective Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees/Directors, officers of the Funds, or officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital"), Dean Witter Trust FSB ("DWT"), Dean Witter Services Company Inc. ("DWSC") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, InterCapital may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Fund and will be borne by each respective Fund.

   William F. Doring & Co. and DWT may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers which would be borne by each respective Fund.

               (1) ELECTION OF TRUSTEES/DIRECTORS FOR EACH FUND

   The number of Trustees/Directors of each Fund has been fixed by the Trustees/Directors, pursuant to each Fund's Declaration of Trust or Articles of Incorporation, at nine. There are presently nine Trustees/Directors for each Fund. At the Meetings, the following nominees are to be elected to each Fund's Board of Trustees/Directors to serve for the following terms, in accordance with each Fund's Declaration of Trust or Articles of Incorporation, as set forth below:

 DWGIT, HIAT II, MIOT--                   HIAT--                                  ICIS--
  UNTIL THE YEAR 2000 ANNUAL MEETING      UNTIL THE YEAR 2000 ANNUAL MEETING      UNTIL THE 1998 ANNUAL MEETING
--------------------------------------  -------------------------------------- ---------------------------------
Wayne E. Hedien                         Edwin J. Garn                          Michael Bozic
Manuel H. Johnson                       John R. Haire                          Charles A. Fiumefreddo
John L. Schroeder                       Michael E. Nugent                      Edwin J. Garn
                                        Philip J. Purcell                      John R. Haire
                                                                               Wayne E. Hedien
                                                                               Manuel H. Johnson
                                                                               Michael E. Nugent
                                                                               Philip J. Purcell
                                                                               John L. Schroeder

   Seven of the current nine Trustees/Directors (Michael Bozic, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees" or "Independent Directors," that is, Trustees or Directors who are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other two current Trustees/Directors, Charles A. Fiumefreddo and Philip J. Purcell are "interested persons" (as that term is defined in the 1940 Act) of the Funds and InterCapital and thus, are not Independent Trustees or Independent Directors. The nominees for election as Trustee/Director have been proposed by the Independent Trustees or Independent Directors now serving. All of the members of the Boards currently serving have been elected previously by the Shareholders of the Funds.


   The nominees of the Board of Trustees/Directors for election as Trustee/Director are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for DWGIT, HIAT II and MIOT--Wayne E. Hedien, Manuel H. Johnson and John L. Schroeder; for HIAT--Edwin J. Garn, John R. Haire, Philip J. Purcell and Michael E. Nugent; for ICIS--Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel
H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Should the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person as the Boards may recommend or, in the case of an Independent Trustee/Director nominee, as the Independent Trustees/ Directors of each Fund may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Funds know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Fund, the election of each Trustee/Director requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.


   Pursuant to the provisions of the Declaration of Trust of each of DWGIT, HIAT, HIAT II, and MIOT, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Boards of DWGIT, HIAT, HIAT II and MIOT previously determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and
Purcell. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In accordance with the above, the Trustees in Class II for DWGIT, HIAT II and MIOT and the Trustees in Class III for HIAT are standing for election and will, if elected, serve until the year 2000 Annual Meetings for each Fund as set forth above, or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

   Pursuant to the provisions of the Articles of Incorporation of ICIS, the terms of office of each Director will expire each year. Therefore, all of the Directors of the Fund, if elected, will serve until the 1998 Annual Meeting of ICIS, or until their successors shall have been elected and qualified.


   The following information regarding the nominees for election as Trustee/Director, and each of the other members of the Boards, includes his principal occupations and employment for at least the last five years, his age, shares of each Fund owned, if any, as of October 24, 1997 (shown in parentheses), positions with the Funds, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 85 investment companies, including the Funds, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The respective nominees for Trustee/Director to be elected at the Meetings of DWGIT, HIAT, HIAT II, ICIS and MIOT as set forth above are:

   MICHAEL BOZIC, Trustee/Director of each Fund since April, 1994; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November, 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.

   CHARLES A. FIUMEFREDDO, Trustee/Director of each Fund since July, 1991; age 64; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors"); Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWT; Director and/or officer of various Morgan Stanley, Dean Witter Discover & Co. ("MSDWD") subsidiaries; formerly Executive Vice President and Director of Dean Witter, Discover & Co. (until February, 1993).

   EDWIN JACOB (JAKE) GARN, Trustee/Director of each Fund since January, 1993; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical Corporation (since January, 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp. (health insurance); Member of the board of various civic and charitable organizations.

   JOHN R. HAIRE*, age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   WAYNE E. HEDIEN, Trustee/Director of each Fund since September, 1997; age 63; Retired; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

   MANUEL H. JOHNSON, Trustee/Director of each Fund since July, 1991; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets, Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

------------

* Trustee of DWGIT since January, 1988; of HIAT since July, 1987; of HIAT II since August, 1988; of MIOT since January, 1988; Director of ICIS since January, 1983.

   MICHAEL E. NUGENT, Trustee/Director of each Fund since July, 1991; age 61; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

   PHILIP J. PURCELL, Trustee/Director of each Fund since April, 1994; age 54; Chairman of the Board of Directors and Chief Executive Officer of MSDWD, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various MSDWD subsidiaries.

   JOHN L. SCHROEDER, Trustee/Director of each Fund since April, 1994; age 67; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August, 1991-September, 1995).


   The executive officers of each Fund are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Mitchell M. Merin, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President and Thomas F. Caloia, Treasurer; and with respect to the individual Funds, the other executive officers are as follows:
DWGIT--Rajesh Gupta, Vice President; Peter M. Avelar, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President; HIAT and HIAT II--Peter M. Avelar, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President; ICIS--Rochelle G. Siegel, Vice President; Peter M. Avelar, Vice President; Kevin Hurley, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President; MIOT--James F. Willison, Vice President; Peter M. Avelar, Vice President; Jonathan R. Page, Vice President; Joseph R. Arcieri, Vice President; Gerard J. Lian, Vice President; Katherine Stromberg, Vice President. In addition, Frank Bruttomesso, Marilyn K. Cranney, Todd Lebo, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Fund.


   Mr. Fink is 42 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also Senior Vice President (since March, 1997), Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously First Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Scanlan is 61 years old and is currently President and Chief Operating Officer of InterCapital (since March,
1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWT. He was previously Executive Vice President of InterCapital (July, 1992-March, 1993) and prior thereto was Chairman of Harborview Group Inc. Mr. Merin is 44 years old and is currently President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President, Chief Administrative Officer and Director of DWR, Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries. Mr. Giambrone is 43 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August, 1995) and Director of DWT (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Executive Vice President of InterCapital (since April, 1996) and Chief Investment Officer of InterCapital and Director of DWT (since April, 1996). He was previously Senior Vice President of InterCapital (June, 1995-April, 1996). He was formerly a Managing Director at Dillon Read. Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Gupta is 37 years old and is currently Senior Vice President of InterCapital. Mr. Avelar is 39 years old and is currently Senior Vice President of InterCapital. Mr. Page is 51 years old and is currently Senior Vice President of InterCapital. Ms. Siegel is 49 years old and is currently Senior Vice President of InterCapital. Mr. Hurley is 52 years old and is currently Senior Vice President of InterCapital (since February, 1995). He was formerly a Managing Director at Ark Asset Management. Mr. Willison is 54 years old and is currently Senior Vice President of InterCapital. Mr. Arcieri is 49 years old and is currently Vice President of InterCapital. Mr. Lian is 42 years old and is currently Vice

President of InterCapital. Ms. Stromberg is 49 years old and is currently Vice President of InterCapital. Other than Mr. Giambrone, Mr. McAlinden and Mr. Hurley, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

THE BOARD OF TRUSTEES/DIRECTORS, THE INDEPENDENT TRUSTEES/DIRECTORS, AND THE COMMITTEES

   The Board currently consists of nine (9) Trustees/Directors. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 85 Dean Witter Funds, comprised of 128 portfolios. As of September 30, 1997, the Dean Witter Funds had total net assets of approximately $93.2 billion and more than six million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own stock or other securities issued by InterCapital's parent, MSDWD. There are the "disinterested" or "independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. Four of the seven Independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   The following chart sets forth the number of meetings of the Board, the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

     NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR


                                                                COMMITTEE
                                                                  OF THE
                                                    BOARD OF   INDEPENDENT      AUDIT     DERIVATIVES
                                         FISCAL     TRUSTEES     TRUSTEES     COMMITTEE    COMMITTEE
NAME OF FUND                            YEAR-END    MEETINGS     MEETINGS     MEETINGS      MEETINGS
-------------------------------------  ---------- ----------  ------------- -----------  -------------
Dean Witter Government Income Trust  .   9/30/97       5             9            2            3
High Income Advantage Trust...........   9/30/97       5             9            2            3
High Income Advantage Trust II .......   7/31/97       5             9            2            3
InterCapital Income Securities Inc.  .   9/30/97       5             9            2            3
Municipal Income Opportunities Trust     5/31/97       4            10            2            3


DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES


   The Trustees/Directors have adopted a policy pursuant to which each Trustee/Director and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee/Director serves. In addition, the policy contemplates that the Trustees/Directors will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees/Directors may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee/Director is in compliance with the policy. Any future Trustee/Director will be given a one year period following his or her election within which to comply with the foregoing. As of September 30, 1997, the total value of the investments by the Trustees/Directors and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $6.9 million.


   As of the record date for these meetings, the aggregate number of shares of each Fund owned by the Fund's officers and Trustees/Directors as a group was less than 1 percent of each Fund's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES/DIRECTORS

   Each Fund pays each Independent Trustee/Director an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees/Directors or committees of the Board attended by the Trustee/Director (each Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees/Directors an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by each Trust. Each Fund also reimburses such Trustees/Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees/Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including each of the Funds represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee/Director who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee/Director referred to as an "Eligible Trustee/Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee/Director is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee/Director for service to the Fund in the five year period prior to the date of the Eligible Trustee's/Director's retirement. An Eligible Trustee/Director may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee/Director and his or her spouse on the date of such Eligible Trustee's/Director's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee/Director and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee/Director may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Funds.

   The following tables illustrate the compensation paid to each Fund's Independent Trustees/Directors by each Fund for its last fiscal year, and the retirement benefits accrued to each Fund's Independent Trustees/ Directors by the Fund for its last fiscal year and the estimated retirement benefits for the Fund's Independent Trustees/Directors, to commence upon their retirement, as of the end of the Fund's last fiscal year. Mr. Hedien's term as Trustee/Director of each Fund commenced on September 1, 1997.

DEAN WITTER GOVERNMENT INCOME TRUST


                               FUND COMPENSATION                 ESTIMATED RETIREMENT BENEFITS
                        -------------------------------- ----------------------------------------------
                                                            ESTIMATED                      ESTIMATED
                                           RETIREMENT    CREDITED YEARS     ESTIMATED        ANNUAL
                           AGGREGATE         BENEFIT      OF SERVICE AT   PERCENTAGE OF     BENEFITS
NAME OF INDEPENDENT       COMPENSATION     ACCRUED AS      RETIREMENT       ELIGIBLE          UPON
TRUSTEE                  FROM THE FUND    FUND EXPENSES   (MAXIMUM 10)    COMPENSATION   RETIREMENT(1)
----------------------  --------------- ---------------  -------------- ---------------  -------------
Michael Bozic..........      $1,650           $ 372            10             50.0%          $  925
Edwin J. Garn .........       1,850             536            10             50.0              925
John R. Haire .........       3,800            (711)(2)        10             50.0            2,246
Wayne E. Hedien........         250               0             9             42.9              794
Dr. Manuel H. Johnson         1,800             226            10             50.0              925
Michael E. Nugent  ....       1,850             384            10             50.0              925
John L. Schroeder......       1,850             716             8             41.7              771



------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.
(2) This number reflects the extension of Mr. Haire's term as Trustee until June 1, 1998.


HIGH INCOME ADVANTAGE TRUST


                                    FUND COMPENSATION                 ESTIMATED RETIREMENT BENEFITS
                             -------------------------------- ----------------------------------------------
                                                                 ESTIMATED                      ESTIMATED
                                                RETIREMENT    CREDITED YEARS     ESTIMATED        ANNUAL
                                AGGREGATE         BENEFIT      OF SERVICE AT   PERCENTAGE OF     BENEFITS
                               COMPENSATION     ACCRUED AS      RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND    FUND EXPENSES   (MAXIMUM 10)    COMPENSATION   RETIREMENT(1)
---------------------------  --------------- ---------------  -------------- ---------------  -------------
Michael Bozic...............      $1,650           $ 372            10             50.0%          $  925
Edwin J. Garn ..............       1,850             536            10             50.0              925
John R. Haire ..............       3,800            (711)(2)        10             50.0            2,246
Wayne E. Hedien.............         250               0             9             42.9              794
Dr. Manuel H. Johnson  .....       1,800             226            10             50.0              925
Michael E. Nugent ..........       1,850             384            10             50.0              925
John L. Schroeder...........       1,850             716             8             41.7              771



------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.
(2) This number reflects the extension of Mr. Haire's term as Trustee until June 1, 1998.

HIGH INCOME ADVANTAGE TRUST II


                                    FUND COMPENSATION                 ESTIMATED RETIREMENT BENEFITS
                             -------------------------------- ----------------------------------------------
                                                                 ESTIMATED                      ESTIMATED
                                                RETIREMENT    CREDITED YEARS     ESTIMATED        ANNUAL
                                AGGREGATE         BENEFIT      OF SERVICE AT   PERCENTAGE OF     BENEFITS
                               COMPENSATION     ACCRUED AS      RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND    FUND EXPENSES   (MAXIMUM 10)    COMPENSATION   RETIREMENT(1)
---------------------------  --------------- ---------------  -------------- ---------------  -------------
Michael Bozic...............      $1,750           $ 374            10             50.0%          $  925
Edwin J. Garn ..............       1,850             540            10             50.0              925
John R. Haire ..............       3,750            (613)(2)        10             50.0            2,246
Dr. Manuel H. Johnson  .....       1,800             227            10             50.0              925
Michael E. Nugent ..........       1,850             387            10             50.0              925
John L. Schroeder...........       1,850             721             8             41.7              771



------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.
(2) This number reflects the extension of Mr. Haire's term as Trustee until June 1, 1998.


INTERCAPITAL INCOME SECURITIES INC.


                                     FUND COMPENSATION                 ESTIMATED RETIREMENT BENEFITS
                              -------------------------------- ----------------------------------------------
                                                                  ESTIMATED                      ESTIMATED
                                                 RETIREMENT    CREDITED YEARS     ESTIMATED        ANNUAL
                                 AGGREGATE         BENEFIT      OF SERVICE AT   PERCENTAGE OF     BENEFITS
                                COMPENSATION     ACCRUED AS      RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT DIRECTOR   FROM THE FUND    FUND EXPENSES   (MAXIMUM 10)    COMPENSATION   RETIREMENT(1)
----------------------------  --------------- ---------------  -------------- ---------------  -------------
Michael Bozic................      $1,650           $ 372            10             50.0%          $  925
Edwin J. Garn ...............       1,850             536            10             50.0              925
John R. Haire ...............       3,800            (711)(2)        10             50.0            2,246
Wayne E. Hedien..............         250               0             9             42.9              794
Dr. Manuel H. Johnson .......       1,800             226            10             50.0              925
Michael E. Nugent ...........       1,850             384            10             50.0              925
John L. Schroeder............       1,850             716             8             41.7              771



------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in the discussion of the retirement program above.
(2) This number reflects the extension of Mr. Haire's term as Director until June 1, 1998.


MUNICIPAL INCOME OPPORTUNITIES TRUST


                                    FUND COMPENSATION                 ESTIMATED RETIREMENT BENEFITS
                             -------------------------------- ----------------------------------------------
                                                                 ESTIMATED                      ESTIMATED
                                                RETIREMENT    CREDITED YEARS     ESTIMATED        ANNUAL
                                AGGREGATE         BENEFIT      OF SERVICE AT   PERCENTAGE OF     BENEFITS
                               COMPENSATION     ACCRUED AS      RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND    FUND EXPENSES   (MAXIMUM 10)    COMPENSATION   RETIREMENT(1)
---------------------------  --------------- ---------------  -------------- ---------------  -------------
Michael Bozic...............      $1,700           $ 343            10             50.0%          $  875
Edwin J. Garn ..............       1,800             483            10             50.0              875
John R. Haire ..............       3,650            (561)(2)        10             50.0            2,211
Dr. Manuel H. Johnson  .....       1,750             205            10             50.0              875
Michael E. Nugent ..........       1,800             345            10             50.0              875
John L. Schroeder...........       1,800             656             8             41.7              729



------------
(1) Based on current levels of compensation. Amount of annual benefits also varies dependingon the Trustee's elections described in the discussion of the retirement program above.
(2) This number reflects the extension of Mr. Haire's term as Trustee until June 1, 1998.

   The following table illustrates the compensation paid to the Independent Trustees/Directors of the Funds for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                             FOR SERVICE AS
                                                               CHAIRMAN OF
                                                              COMMITTEE OF
                                FOR SERVICE                    INDEPENDENT                      TOTAL CASH
                              AS DIRECTOR OR  FOR SERVICE AS   DIRECTORS/      TOTAL CASH      COMPENSATION
                                TRUSTEE AND    TRUSTEE AND    TRUSTEES AND    COMPENSATION   FOR SERVICES TO
                                 COMMITTEE      COMMITTEE         AUDIT      FOR SERVICES TO  82 DEAN WITTER
                               MEMBER OF 82       MEMBER       COMMITTEES    82 DEAN WITTER    FUNDS AND 14
                                DEAN WITTER    OF 14 TCW/DW    OF 82 DEAN     FUNDS AND 14        TCW/DW
NAME OF INDEPENDENT TRUSTEES       FUNDS          FUNDS       WITTER FUNDS    TCW/DW FUNDS        FUNDS
----------------------------  -------------- --------------  -------------- ---------------  ---------------
Michael Bozic ...............    $138,850             --              --              --         $138,850
Edwin J. Garn ...............     140,900             --              --              --          140,900
John R. Haire ...............     106,400        $64,283        $195,450         $12,187          378,320
Dr. Manuel H. Johnson .......     137,100         66,483              --              --          203,583
Michael E. Nugent ...........     138,850         64,283              --              --          203,133
John L. Schroeder ...........     137,150         69,083              --              --          206,233

   The following table illustrates the retirement benefits accrued to the Independent Trustees/Directors of the Funds by the 57 Dean Witter Funds (including each of the Funds represented in this Proxy Statement) for the year ended December 31, 1996, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                 ESTIMATED                                         ESTIMATE ANNUAL
                                CREDIT YEARS     ESTIMATED    RETIREMENT BENEFITS   BENEFITS UPON
                                 OF SERVICE      PERCENTAGE        ACCRUED AS      RETIREMENT FROM
                               AT RETIREMENT    OF ELIGIBLE       EXPENSES BY       ALL ADOPTING
NAME OF INDEPENDENT TRUSTEES    (MAXIMUM 10)    COMPENSATION   ALL ADOPTING FUNDS     FUNDS(1)
----------------------------  --------------- --------------  ------------------- ---------------
Michael Bozic ...............        10             50.0%           $20,147           $ 51,325
Edwin J. Garn ...............        10             50.0             27,772             51,325
John R. Haire ...............        10             50.0             46,952            129,550
Dr. Manuel H. Johnson .......        10             50.0             10,926             51,325
Michael E. Nugent ...........        10             50.0             19,217             51,325
John L. Schroeder............         8             41.7             38,700             42,771

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

   THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES/DIRECTORS NOMINATED FOR ELECTION.

THE INVESTMENT MANAGER OR INVESTMENT ADVISER

   InterCapital currently serves as investment manager or investment adviser of each Fund pursuant to an investment management agreement or investment advisory agreement entered into by each Fund and InterCapital (each, an "Agreement" and collectively, the "Agreements") dated May 31, 1997, which took effect upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc., and in that capacity provides investment advisory and, in certain cases, certain other services to the Funds. InterCapital is a wholly-owned subsidiary of MSDWD. The Agreements were approved by the Board of Trustees/Directors on February 21, 1997, and by the shareholders of each Fund at a Special Meeting of Shareholders held on May 20, 1997. The Agreements supersede earlier management and advisory agreements originally entered into by the Funds and InterCapital and are identical in all material respects, including fees payable by a Fund thereunder, to the earlier management and advisory agreements, except for dates of effectiveness and termination.

THE INVESTMENT MANAGEMENT AGREEMENTS

   Each Agreement of DWGIT, HIAT, HIAT II and ICIS (in this section, each "Fund" refers to each of DWGIT, HIAT, HIAT II and ICIS) provides that InterCapital shall obtain and evaluate such information and advice relating to the economy and securities and commodity markets as it deems necessary or useful to discharge its duties under the respective Agreements, and that it shall continuously supervise the management of the assets of each Fund in a manner consistent with the investment objectives and policies of that Fund and subject to such other limitations and directions as the Board of the Fund may, from time to time, prescribe.

   InterCapital pays the compensation of the officers of each Fund and provides the Fund with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. InterCapital also pays for the services of personnel in connection with the pricing of the Fund's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of InterCapital, necessary or desirable). In return for its services and the expenses InterCapital assumes under the Agreements, each Fund pays InterCapital compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rate to each Fund's average weekly net assets as set forth in the table below:


                                                                               MANAGEMENT
                                                                                FEES PAID
                                                                             TO INTERCAPITAL     NET ASSETS
                                                              LAST FISCAL  DURING FUND'S LAST   AS OF FISCAL
FUND                      MANAGEMENT FEE RATE                  YEAR END        FISCAL YEAR        YEAR END
---------  ------------------------------------------------ -------------  ------------------ --------------
DWGIT..... 0.60% to the Fund's average weekly net assets        9/30/97        $2,589,522       $429,764,212

HIAT...... 0.75% to the Fund's average weekly net assets        9/30/97        $1,148,751       $155,539,606
           not exceeding $250 million; 0.60% to the portion
           of average weekly net assets exceeding $250
           million and not exceeding $500 million; 0.50% to
           the portion of average weekly net assets
           exceeding $500 million and not exceeding $750
           million; 0.40% to the portion of average weekly
           net assets exceeding $750 million and not
           exceeding $1 billion; 0.30% to the portion of
           average weekly net assets exceeding $1 billion

                               13

                                                                               MANAGEMENT
                                                                                FEES PAID
                                                                             TO INTERCAPITAL     NET ASSETS
                                                              LAST FISCAL  DURING FUND'S LAST   AS OF FISCAL
FUND                      MANAGEMENT FEE RATE                  YEAR END        FISCAL YEAR        YEAR END
---------  ------------------------------------------------ -------------  ------------------ --------------
HIAT II... 0.75% to the Fund's average weekly net assets        7/31/97        $1,542,329       $207,455,526
           not exceeding $250 million; 0.60% to the portion
           of average weekly net assets exceeding $250
           million and not exceeding $500 million; 0.50% to
           the portion of average weekly net assets
           exceeding $500 million and not exceeding $750
           million; 0.40% to the portion of average weekly
           net assets exceeding $750 million and not
           exceeding $1 billion; 0.30% to the portion of
           average weekly net assets exceeding $1 billion

ICIS...... 1/2of 1% to the Fund's average weekly net assets     9/30/97        $1,075,146       $219,758,586


   Under the Agreements, each Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by InterCapital, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund to its Shareholders; all expenses of Shareholders' and Trustees'/Directors' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees/Directors or members of any advisory board or committee who are not employees of InterCapital or any corporate affiliate of InterCapital; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Independent Trustees/Directors of the Fund, and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by InterCapital); association dues; interest payable on the Fund's borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees/Directors) of the Fund which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of InterCapital's operations unless otherwise explicitly provided in the respective Agreements.

   The administrative services called for under the Agreements of DWGIT, HIAT, HIAT II and ICIS are performed by DWSC, a wholly-owned subsidiary of InterCapital, pursuant to a Services Agreement between InterCapital and DWSC.

THE INVESTMENT ADVISORY AGREEMENT

   The Agreement of MIOT (in this section, "Fund" refers to MIOT) provides that InterCapital shall continuously manage the assets of the Fund in a manner consistent with that Fund's investment objective.

InterCapital shall obtain and evaluate such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives and policies. In addition, InterCapital pays the compensation of all personnel, including officers of the Fund, who are its employees. InterCapital has authority to place orders for the purchase and sale of portfolio securities on behalf of the Fund without prior approval of its Board.

   In return for its investment services and the expenses which InterCapital assumes under the Agreement, the Fund pays InterCapital compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rate to the Fund's average weekly net assets as set forth in the table below:


                                                                     ADVISORY FEES PAID
                                                                       TO INTERCAPITAL     NET ASSETS
                                                        LAST FISCAL  DURING FUND'S LAST   AS OF FISCAL
FUND                  ADVISORY FEE RATE                  YEAR END        FISCAL YEAR        YEAR END
------  --------------------------------------------- -------------  ------------------ --------------
MIOT... 0.50% TO THE FUND'S AVERAGE WEEKLY NET ASSETS     5/31/97         $886,834        $178,599,888


   Under the Agreement, the Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by InterCapital, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparation, printing, including typesetting, and distributing prospectuses for such purposes); all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Administrator or InterCapital or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Fund, and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by the Administrator or InterCapital); membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly provided in the Agreement.

   The Agreement of each Fund (DWGIT, HIAT, HIAT II, ICIS and MIOT), dated May 31, 1997, was initially approved by the Board of Trustees/Directors of each respective Fund, including a majority of the Independent Trustees/Directors, by vote cast in person at meetings of the Boards held on February 21, 1997 called for the purpose of voting on the Agreements. The Shareholders of each Fund approved the respective Agreements at their respective Special Meeting of Shareholders held on May 20, 1997.

   The Agreements will continue in effect for an initial term ending April 30, 1999 and will continue in effect from year to year thereafter provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Fund or by the Trustees/Directors of the Fund, and, in either event, by the vote cast in person by a majority of the Independent Trustees/Directors at a meeting called for the purpose of voting on such approval.

   Each Agreement also provides that it may be terminated at any time by InterCapital, the Trustees/ Directors or by a vote of a majority of the outstanding voting securities of the applicable Fund, in each instance without the payment of any penalty, on thirty days' notice and provides for its automatic termination in the event of its assignment.

INTERCAPITAL

   Dean Witter InterCapital Inc. is each Fund's investment manager or investment adviser. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of MSDWD, a preeminent global securities firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of MSDWD and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital and Director of DWR, Distributors, DWSC, InterCapital and DWT; James
F. Higgins, President and Chief Operating Officer of Dean Witter Financial and Director of DWR, Distributors, InterCapital, DWSC and DWT; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWT; Christine A. Edwards, Executive Vice President, Secretary and Chief Legal Officer of MSDWD, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Strategic and Administrative Officer of MSDWD and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of Mr. Purcell, Ms. Edwards and Mr. Schneider is 1585 Broadway, New York, New York 10036; the business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

   MSDWD has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDWD involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Funds listed in this Proxy Statement and sets forth the fees payable to InterCapital by such companies, including the Funds, and their net assets as of October 24, 1997.


   InterCapital's wholly-owned subsidiary, DWSC, pursuant to an Administration Agreement with MIOT, serves as the Administrator of MIOT and receives from the Fund compensation which is computed and accrued weekly and payable monthly and which is determined by applying the annual rate of 0.30% to the Fund's average weekly net assets. During the fiscal year ended May 31, 1997 for MIOT, the Fund accrued to DWSC administrative fees of $532,100.

   During the fiscal year ended September 30, 1997 for DWGIT, September 30, 1997 for HIAT, July 31, 1997 for HIAT II, September 30, 1997 for ICIS, and May 31, 1997 for MIOT, each Fund accrued to DWT, each Fund's Transfer Agent and an affiliate of InterCapital, transfer agency fees of $291,968, $108,576, $131,587, $151,795 and $93,895, respectively.


AFFILIATED BROKER

   Because DWR and InterCapital are under the common control of MSDWD, DWR is an affiliated broker of the Funds. During each of their respective last fiscal years, each Fund paid no brokerage commissions to DWR. During the period June 1 through July 31, 1997 for HIAT II and June 1 through September 30, 1997 for DWGIT, HIAT and ICIS, those Funds did not pay any brokerage commissions to Morgan Stanley & Co., Inc., which broker-dealer became an affiliate of InterCapital on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc.

   (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees/Directors of each Fund have unanimously selected the firm of Price Waterhouse LLP as each Fund's independent accountants for the fiscal years ending September 30, 1998 for DWGIT, HIAT and ICIS; for the fiscal year ending July 31, 1998 for HIAT II; and for the fiscal year ending May 31, 1998 for MIOT. Its selection is being submitted for ratification or rejection by Shareholders of each Fund at the Meetings. Price Waterhouse LLP has been the independent accountants for each Fund since its inception, and has no direct or indirect financial interest in any of the Funds.

   A representative of Price Waterhouse LLP is expected to be present at the Meetings and will be available to respond to appropriate questions of Shareholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for each respective Fund.

   THE TRUSTEES/DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS.

(3) FOR HIAT, HIAT II AND ICIS, ELIMINATION OF EACH FUND'S FUNDAMENTAL POLICY
                REGARDING INVESTMENTS IN RESTRICTED SECURITIES

   A fundamental investment policy of HIAT, HIAT II and ICIS currently provides that each Fund will not invest more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws or otherwise ("Restricted Securities"). This policy with regard to investment in Restricted Securities is not required to be a fundamental policy and due to the current regulatory environment and securities markets, such restrictions are overbroad and not advantageous to the management of each Fund's portfolio.

   In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the capital formation process, the Securities and Exchange Commission in recent years has advanced rule and legislative proposals designed to facilitate efficient trading of restricted securities among institutional investors. The most important of these, Rule 144A under the Securities Act of 1933 (the "1933 Act"), allows for broad institutional trading for securities subject to restriction on resale to the general public. This in turn, has served to broaden the market for such securities and increase the number of offerings of restricted securities in the marketplace. Presently, the markets for certain types of securities such as repurchase agreements, commercial paper, high yield securities, convertible securities, many types of municipal securities and some corporate bonds and notes are almost exclusively institutional. These instruments are often either exempt from registration or sold in transactions not requiring registration. As these institutional markets continue to develop and increase in size, the Funds would be constrained by their current investment restrictions from increased participation in these markets.

   Both HIAT and HIAT II, in accordance with their investment policies, have portfolios which are primarily comprised of high yield securities. In recent years, the number of high yield issues coming to market increasingly have been Rule 144A securities. The Investment Manager believes that elimination of the current investment restrictions regarding restricted securities will enable both Funds to participate more fully in investment opportunities in the high yield market. ICIS, in accordance with its investment policies, may invest a large portion of its assets in commercial paper and corporate bonds and notes and may also invest a smaller portion of its assets in higher yielding securities. As discussed above, the institutional markets for these types of securities issued without registration under the 1933 Act continue to develop. Consequently, the Investment Manager is of the opinion that the elimination of this Fund's current restriction regarding restricted securities will allow ICIS greater access to such markets.

   As closed-end investment companies, each of the Funds may hold a significant amount of Restricted Securities in their portfolios, and, because of this closed-end structure, plus the fact that the shares of all three Funds are traded on the New York Stock Exchange, the Funds are not subject to regulatory limits on the amount of such securities which they may hold, as is the case with open-end investment companies, which are subject to limits in order to meet redemption requests. Consequently, the restrictions as currently existing are overbroad and unnecessary given the structure of the Funds.

   In order for the Funds to take advantage of the institutional markets for restricted securities set forth above, the Board of each Fund and the Investment Manager recommend that each Fund eliminate its fundamental policy restricting investments in Restricted Securities to no more than 10% of total assets and that any policy regarding Restricted Securities be deemed non-fundamental with investment limits in such securities set by the Board of each Fund in response to changes in the markets for such securities. Under this new policy, Restricted Securities that are liquid as determined by the Board of each Fund may be purchased by the Funds without limitation and any limits on investments in illiquid Restricted Securities will be determined by the Board of each Fund given current market conditions at a given point in time.

REQUIRED VOTE


   Implementation of this proposal for each Fund requires approval at the Meeting by a majority of the outstanding voting securities of each Fund, as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of: (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.


   THE BOARD OF EACH FUND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY AS DESCRIBED ABOVE.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the Meetings, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Fund for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS


   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Fund must be received, as set forth in each Fund's previous proxy statement, by no later than July 3, 1998 for DWGIT, HIAT, HIAT II, ICIS and MIOT, for inclusion in the proxy statement for each respective Fund's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.


                           REPORTS TO SHAREHOLDERS

   EACH FUND'S MOST RECENT ANNUAL REPORT, AND, IN THE CASE OF DWGIT, HIAT AND ICIS, THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, HAVE BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DEAN WITTER TRUST COMPANY, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                         INTEREST OF CERTAIN PERSONS

   MSDWD, InterCapital, DWR, DWSC, and certain of their respective Directors, Officers, and employees, including persons who are Trustees/Directors or Officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of MSDWD. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

   The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.
                                          By Order of the Board of
                                          Trustees/Directors

                                                   BARRY FINK
                                                   Secretary

                                                                     APPENDIX

   InterCapital serves as investment manager to DWGIT, HIAT, HIAT II and ICIS and the other investment companies listed below which have similar investment objectives to those of DWGIT, HIAT, HIAT II and ICIS. Set forth below is a chart showing the net assets of each such investment company as of October 24, 1997 and the investment management fees rate(s) applicable to such investment company.


                                                                                       CURRENT INVESTMENT
                                                                                     MANAGEMENT FEE RATE(S)
                                                         NET ASSETS                    AS A PERCENTAGE OF
                                                       AS OF 10/24/97                      NET ASSETS
                                                ---------------------------- -------------------------------------
1. DEAN WITTER HIGH YIELD SECURITIES INC.* ....      $    3,893,022 (Class A)  0.50% on assets up to $500 million,
                                                         41,767,953 (Class B)  scaled down at various asset levels
                                                         14,036,620 (Class C)  to 0.30% on assets over $3 billion
                                                        475,630,951 (Class D)

2. DEAN WITTER U.S. GOVERNMENT SECURITIES
   TRUST*......................................      $   15,786,162 (Class A)  0.50% on assets up to $1 billion,
                                                      5,567,020,447 (Class B)  scaled down at various asset levels
                                                          2,562,663 (Class C)  to 0.30% on assets over $12.5
                                                          9,025,937 (Class D)  billion

3. DEAN WITTER CONVERTIBLE SECURITIES TRUST* ..      $       92,946 (Class A)  0.60% on assets up to $750 million,
                                                        316,660,599 (Class B)  scaled down at various asset levels
                                                            821,942 (Class C)  to 0.425% on assets over $3 billion
                                                             20,580 (Class D)

4. DEAN WITTER FEDERAL SECURITIES TRUST* ......      $    2,025,106 (Class A)  0.55% on assets up to $1 billion,
                                                        621,519,071 (Class B)  scaled down at various asset levels
                                                            443,113 (Class C)  to 0.35% on assets over $12.5
                                                             53,360 (Class D)  billion

5. INTERCAPITAL INCOME SECURITIES INC.** ......      $  221,218,466            0.50%

6. HIGH INCOME ADVANTAGE TRUST**...............      $  153,881,993            0.75% on assets up to $250 million,
                                                                               scaled down at various asset levels
                                                                               to 0.30% on assets over $1 billion
7. HIGH INCOME ADVANTAGE TRUST II**............      $  206,568,789            0.75% on assets up to $250 million,
                                                                               scaled down at various asset levels
                                                                               to 0.30% on assets over $1 billion
8. HIGH INCOME ADVANTAGE TRUST III**...........      $   80,486,226            0.75% on assets up to $250 million,
                                                                               scaled down at various asset levels
                                                                               to 0.30% on assets over $1 billion
9. DEAN WITTER INTERMEDIATE INCOME
   SECURITIES*.................................      $    1,193,516 (Class A)  0.60% on assets up to $500 million,
                                                        164,469,104 (Class B)  scaled down at various asset levels
                                                             72,730 (Class C)  to 0.30% on assets over $1 billion
                                                          5,252,191 (Class D)

10. DEAN WITTER WORLD WIDE INCOME TRUST* ......      $      717,867 (Class A)  0.75% on assets up to $250 million,
                                                         94,712,180 (Class B)  scaled down at various asset levels
                                                            110,355 (Class C)  to 0.30% on assets over $1 billion
                                                             28,992 (Class D)
11. DEAN WITTER GOVERNMENT INCOME TRUST** .....      $  430,322,999            0.60%

12. DEAN WITTER GLOBAL SHORT-TERM INCOME FUND
    INC.*......................................      $   61,100,011            0.55% on assets up to $500 million
                                                                               and 0.50% on assets over $500
                                                                               million

                               A-1

                                                                                       CURRENT INVESTMENT
                                                                                     MANAGEMENT FEE RATE(S)
                                                         NET ASSETS                    AS A PERCENTAGE OF
                                                       AS OF 10/24/97                      NET ASSETS
                                                ----------------------------  -------------------------------------
13. DEAN WITTER SHORT-TERM U.S. TREASURY
    TRUST*.....................................      $  250,489,054            0.35%

14. DEAN WITTER DIVERSIFIED INCOME TRUST* .....      $    4,458,588 (Class A)  0.40%
                                                        915,927,133 (Class B)
                                                          3,584,299 (Class C)
                                                             99,475 (Class D)
15. DEAN WITTER SHORT-TERM BOND FUND* .........      $   72,372,632            0.70%(1)

16. DEAN WITTER HIGH INCOME SECURITIES* .......      $1,495,655,981            0.50% on assets up to $500 million
                                                                               and 0.425% on assets over $500
                                                                               million.
17. PRIME INCOME TRUST**.......................      $1,376,499,238            0.90% on assets up to $500 million
                                                                               and 0.85% on assets over $500
                                                                               million
18. DEAN WITTER BALANCED INCOME FUND* .........      $      501,632 (Class A)  0.60%
                                                         29,482,544 (Class B)
                                                         28,780,276 (Class C)
                                                             10,023 (Class D)
19. DEAN WITTER RETIREMENT SERIES:*
    (a) U.S. GOVERNMENT SECURITIES SERIES .....      $    9,855,195            0.65% (2)
    (b) INTERMEDIATE INCOME SECURITIES SERIES .      $    2,432,219            0.65% (2)

20. DEAN WITTER VARIABLE INVESTMENT SERIES:***
    (a) QUALITY INCOME PLUS PORTFOLIO .........      $  466,173,518            0.50% on assets up to $500 million
                                                                               and 0.45% on assets over $500
                                                                               million
    (b) HIGH YIELD PORTFOLIO...................      $  345,363,295            0.50%

21. DEAN WITTER SELECT DIMENSIONS INVESTMENT
    SERIES:***
    (a) DIVERSIFIED INCOME PORTFOLIO...........      $   56,698,627            0.40%
    (b) NORTH AMERICAN GOVERNMENT SECURITIES
        PORTFOLIO..............................      $    4,776,260            0.65% (of which 40% is paid to a
                                                                               Sub-Adviser)
22. DEAN WITTER INTERMEDIATE TERM U.S.
    TREASURY TRUST*............................      $  170,987,541            0.35%(3)


------------
*      Open-end investment company.
**     Closed-end investment company.
*** Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.
(1) InterCapital has undertaken, through December 31, 1997, to continue to assume all operating expenses of Dean Witter Short-Term Bond Fund (except for any brokerage fees) and to waive the compensation provided for in its investment management agreement with that company.
(2) InterCapital has undertaken, through December 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company in respect of each Series to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the average daily net assets of the pertinent Series.
(3) InterCapital has undertaken, through February 28, 1998, to continue to assume all operating expenses of Dean Witter Intermediate Term U.S. Treasury Trust (except for any 12b-1 fees and brokerage expenses) and to waive the compensation provided for in its investment management agreement with that company.

   InterCapital serves as investment adviser to MIOT and as investment manager or investment adviser to the other investment companies listed below which have similar investment objectives to those of MIOT. Set forth below is a chart showing the net assets of each such investment company as of October 24, 1997 and the investment management or advisory fee rate(s) applicable to such investment company.


                                                                                   CURRENT INVESTMENT
                                                                                     MANAGEMENT OR
                                                                                  ADVISORY FEE RATE(S)
                                                       NET ASSETS                   AS A PERCENTAGE
                                                     AS OF 10/24/97                  OF NET ASSETS
                                              --------------------------- ----------------------------------
1. DEAN WITTER CALIFORNIA TAX-FREE INCOME
   FUND*.....................................     $      113,679 (Class A)  0.55% on assets up to
                                                     912,266,682 (Class B)  $500 million, scaled down at
                                                       2,552,721 (Class C)  various asset levels to 0.45% on
                                                          10,068 (Class D)  assets over $1.25 billion

2. DEAN WITTER LIMITED TERM MUNICIPAL
   TRUST*....................................     $   55,641,882            0.50%

3. DEAN WITTER MULTI-STATE MUNICIPAL SERIES
   TRUST*....................................     $    3,716,994            0.35%

4. DEAN WITTER NATIONAL MUNICIPAL TRUST* ....     $   87,341,136            0.35%

5. DEAN WITTER NEW YORK TAX-FREE INCOME
   FUND*.....................................     $       81,608 (Class A)  0.55% on assets up to
                                                     172,086,811 (Class B)  $500 million and 0.525% on
                                                          74,498 (Class C)  assets over $500 million
                                                          10,068 (Class D)

6. DEAN WITTER TAX-EXEMPT SECURITIES TRUST* .     $    2,556,848 (Class A)  0.50% on assets up to
                                                       5,265,621 (Class B)  $500 million, scaled down at
                                                       1,938,923 (Class C)  various asset levels to 0.325%
                                                   1,100,555,814 (Class D)  on assets over $1.25 billion

7. INTERCAPITAL CALIFORNIA INSURED MUNICIPAL
   INCOME TRUST**............................     $  248,651,350            0.35%

8. INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL
   SECURITIES**..............................     $  209,480,707            0.35%

9. INTERCAPITAL INSURED CALIFORNIA MUNICIPAL
   SECURITIES**..............................     $   64,933,687            0.35%

10. INTERCAPITAL INSURED MUNICIPAL BOND
    TRUST**..................................     $  109,777,038            0.35%

11. INTERCAPITAL INSURED MUNICIPAL INCOME
    TRUST**..................................     $  589,076,991            0.35%

12. INTERCAPITAL INSURED MUNICIPAL
    SECURITIES**.............................     $  138,600,721            0.35%

13. INTERCAPITAL INSURED MUNICIPAL TRUST** ..     $  487,296,267            0.35%

14. INTERCAPITAL NEW YORK QUALITY MUNICIPAL
    SECURITIES**.............................     $   95,971,165            0.35%

15. INTERCAPITAL QUALITY MUNICIPAL INCOME
    TRUST**..................................     $  742,051,938            0.35%

                               A-3

                                                                                   CURRENT INVESTMENT
                                                                                     MANAGEMENT OR
                                                                                  ADVISORY FEE RATE(S)
                                                       NET ASSETS                   AS A PERCENTAGE
                                                     AS OF 10/24/97                  OF NET ASSETS
                                              --------------------------- ----------------------------------
16. INTERCAPITAL QUALITY MUNICIPAL
    INVESTMENT TRUST**.......................      $ 384,411,110            0.35%

17. INTERCAPITAL QUALITY MUNICIPAL
    SECURITIES**.............................      $ 362,749,075            0.35%

18. MUNICIPAL INCOME TRUST**.................      $ 303,100,399            0.35% on assets up to
                                                                            $250 million and 0.25% on assets
                                                                            over $250 million

19. MUNICIPAL INCOME TRUST II**..............      $ 274,927,002            0.40% on assets up to
                                                                            $250 million and 0.30% on assets
                                                                            over $250 million

20. MUNICIPAL INCOME TRUST III**.............      $  63,244,710            0.40% on assets up to
                                                                            $250 million and 0.30% on assets
                                                                            over $250 million

21. MUNICIPAL INCOME OPPORTUNITIES TRUST** ..      $ 181,426,657            0.50%

22. MUNICIPAL INCOME OPPORTUNITIES
    TRUST II**...............................      $ 178,458,873            0.50%

23. MUNICIPAL INCOME OPPORTUNITIES
    TRUST III**..............................      $ 104,984,005            0.50%

24. MUNICIPAL PREMIUM INCOME TRUST** ........      $ 352,798,584            0.40%

25. DEAN WITTER SELECT MUNICIPAL
    REINVESTMENT FUND***.....................      $  92,788,502            0.50%

26. DEAN WITTER HAWAII MUNICIPAL TRUST*  ....      $   4,631,627            0.35% (1)


------------
*      Open-end investment company
**     Closed-end investment company
*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions
(1) InterCapital has undertaken, through December 31, 1997, to continue to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.

                     DEAN WITTER GOVERNMENT INCOME TRUST
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Dean Witter Government Income Trust on December 18, 1997, at 3:00 p.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October 31, 1997 as follows:

                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X] PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of three (3) Trustees:

                                         FOR ALL
             FOR          WITHHOLD       EXCEPT
             [ ]            [ ]            [ ]

   Wayne E. Hedien,   Manuel H. Johnson,   John L. Schroeder

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


2. Ratification of appointment of Price Waterhouse LLP as independent accountants.

             FOR          AGAINST        ABSTAIN
             [ ]            [ ]            [ ]


                                     Date
                                          ------------------------------------

Please make sure to sign and date this Proxy using black or blue ink.
------------------------------------------------------------------------------

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                      Shareholder sign in the box above

------------------------------------------------------------------------------

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                   Co-Owner (if any) sign in the box above

------------------------------------------------------------------------------
PRX 00123               PLEASE DETACH AT PERFORMATION



                     DEAN WITTER GOVERNMENT INCOME TRUST

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                                  IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
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
                         HIGH INCOME ADVANTAGE TRUST
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of High Income Advantage Trust on December 18, 1997, at 3:00 p.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October 31, 1997 as follows:

                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE TRUSTEES AND FOR PROPOSALS 2 AND 3 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[x] PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of four (4) Trustees:

                                         FOR ALL
             FOR          WITHHOLD       EXCEPT
             [ ]            [ ]            [ ]


   Edwin J. Garn,   John R. Haire,   Michael E. Nugent,   Philip L. Purcell

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of Price Waterhouse
   LLP as independent accountants.

             FOR          AGAINST        ABSTAIN
             [ ]            [ ]            [ ]

3. Elimination of Fundamental Policy Regarding Investments in Restricted Securities.

             FOR          AGAINST        ABSTAIN
             [ ]            [ ]            [ ]


                                           Date
                                                 -----------------------------
Please make sure to sign and date this Proxy using black or blue ink.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      Shareholder sign in the box above

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------
PRX 00122             PLEASE DETACH AT PERFORATION


                         HIGH INCOME ADVANTAGE TRUST

-------------------------------------------------------------------------------
                                  IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!
YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN
THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS
TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------

                        HIGH INCOME ADVANTAGE TRUST II
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of High Income Advantage Trust II on December 18, 1997, at 3:00 p.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October 31, 1997 as follows:

                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE TRUSTEES AND FOR PROPOSALS 2 AND 3 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X] PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of three (3) Trustees:

                                         FOR ALL
             FOR          WITHHOLD       EXCEPT
             [ ]            [ ]            [ ]

   Wayne E. Hedien,   Manuel H. Johnson,   John L. Schroeder

 IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of Price Waterhouse
   LLP as independent accountants.

             FOR          AGAINST        ABSTAIN
             [ ]            [ ]            [ ]


3. Elimination of Fundamental Policy Regarding Investments in Restricted Securities.

             FOR          AGAINST        ABSTAIN
             [ ]            [ ]            [ ]


                                           Date
                                                 -----------------------------
Please make sure to sign and date this Proxy using black or blue ink.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      Shareholder sign in the box above

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------
PRX 116                 PLEASE DETACH AT PERFORATION


                        HIGH INCOME ADVANTAGE TRUST II

-------------------------------------------------------------------------------
                                  IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN
THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS
TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------

                     INTERCAPITAL INCOME SECURITIES INC.
                                    PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of InterCapital Income Securities Inc. on December 18, 1997, at 3:00 p.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October 31, 1997 as follows:

                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTORS AND FOR PROPOSALS 2 AND 3 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X] PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of nine (9) Directors:

                                         FOR ALL
             FOR          WITHHOLD       EXCEPT
             [ ]            [ ]            [ ]

   Michael Bozic,      Charles Fiumefreddo,   Edwin J. Garn,
   John R. Haire,      Wayne E. Hedien,     Manuel H. Johnson,
   Michael E. Nugent,   Philip J. Purcell,      John L. Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of Price Waterhouse
   LLP as independent accountants.

             FOR          AGAINST        ABSTAIN
             [ ]            [ ]            [ ]

3. Elimination of Fundamental Policy Regarding Investments in Restricted Securities.

             FOR          AGAINST        ABSTAIN
             [ ]            [ ]            [ ]


                                           Date
                                                 -----------------------------
Please make sure to sign and date this Proxy using black or blue ink.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      Shareholder sign in the box above

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------
PRX 00098             PLEASE DETACH AT PERFORATION


                     INTERCAPITAL INCOME SECURITIES INC.

-------------------------------------------------------------------------------
                                  IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN
THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS
TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------

                     MUNICIPAL INCOME OPPORTUNITIES TRUST
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Municipal Income Opportunities Trust on December 18, 1997, at 3:00 p.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October 31, 1997 as follows:

                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X] PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Election of three (3) Trustees:

                                         FOR ALL
             FOR          WITHHOLD       EXCEPT
             [ ]            [ ]            [ ]

   Wayne E. Hedien,   Manuel H. Johnson,   John L. Schroeder

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of Price Waterhouse LLP as independent accountants.

             FOR          AGAINST        ABSTAIN
             [ ]            [ ]            [ ]


                                           Date
                                                 -----------------------------
Please make sure to sign and date this Proxy using black or blue ink.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      Shareholder sign in the box above

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------
PRX 00118             PLEASE DETACH AT PERFORATION


                     MUNICIPAL INCOME OPPORTUNITIES TRUST

-------------------------------------------------------------------------------
                                  IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN
THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS
TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------